                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-5385

                           SCUDDER VALUE SERIES, INC.
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       05/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder-Dreman High Return Equity Fund

Semiannual Report to Shareholders

May 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risks. Some funds have more risk than others. This fund is subject to stock market risks, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund may also focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2005

All performance shown is historical, assumes reinvestment of all dividends and capital gains distributions, and does not guarantee future results. Investment return and principal values fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I, Class R and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class B and C shares for the periods prior to their inception date on September 11, 1995 and for Class R shares prior to October 1, 2003 are derived from the historical performance of Class A shares of the Scudder-Dreman High Return Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/05
Scudder-Dreman High Return Equity Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	5.11%	15.19%	6.21%	10.89%	13.77%
Class B	4.68%	14.24%	5.35%	9.99%	12.82%
Class C	4.71%	14.32%	5.41%	10.04%	12.87%
Class R	5.04%	14.95%	5.89%	10.50%	13.33%
S&P 500 Index+	2.42%	8.24%	5.60%	-1.93%	10.18%
Scudder-Dreman High Return Equity Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class*
Class I	5.28%	15.57%	6.63%	11.36%	13.41%
S&P 500 Index+	2.42%	8.24%	5.60%	-1.93%	9.54%
Scudder-Dreman High Return Equity Fund	6-Month*	1-Year	Life of Class**
Institutional Class	5.27%	15.54%	13.12%
S&P 500 Index+	2.42%	8.24%	12.01%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Class I shares commenced operations on November 1, 1995. Index returns begin October 31, 1995.

** Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder-Dreman High Return Equity Fund — Class A [] S&P 500 Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/05
Scudder-Dreman High Return Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,857	$11,292	$15,805	$34,256
	Average annual total return	8.57%	4.13%	9.59%	13.10%
Class B	Growth of $10,000	$11,124	$11,494	$15,999	$33,400
	Average annual total return	11.24%	4.75%	9.86%	12.82%
Class C	Growth of $10,000	$11,432	$11,713	$16,136	$33,543
	Average annual total return	14.32%	5.41%	10.04%	12.87%
Class R	Growth of $10,000	$11,495	$11,873	$16,475	$34,949
	Average annual total return	14.95%	5.89%	10.50%	13.33%
S&P 500 Index+	Growth of $10,000	$10,824	$11,775	$9,074	$26,354
	Average annual total return	8.24%	5.60%	-1.93%	10.18%
Scudder-Dreman High Return Equity Fund		1-Year	3-Year	5-Year	Life of Class*
Class I	Growth of $10,000	$11,557	$12,124	$17,123	$33,396
	Average annual total return	15.57%	6.63%	11.36%	13.41%
S&P 500 Index+	Growth of $10,000	$10,824	$11,775	$9,074	$23,945
	Average annual total return	8.24%	5.60%	-1.93%	9.54%

The growth of $10,000 is cumulative.

* Class I shares commenced operations on November 1, 1995. Index returns begin October 31, 1995.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 5/31/05
Scudder-Dreman High Return Equity Fund		1-Year	Life of Class**
Institutional Class	Growth of $1,000,000	$1,155,400	$1,409,000
	Average annual total return	15.54%	13.12%
S&P 500 Index+	Growth of $1,000,000	$1,082,400	$1,366,000
	Average annual total return	8.24%	12.01%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

** Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I	Class R	Institutional Class
Net Asset Value: 5/31/05	$ 43.05	$ 42.88	$ 42.93	$ 43.04	$ 43.00	$ 43.07
11/30/04	$ 41.25	$ 41.08	$ 41.13	$ 41.23	$ 41.22	$ 41.25
Distribution Information: Six Months: Income Dividends as of 5/31/05	$ .30	$ .12	$ .14	$ .36	$ .29	$ .35
Class A Lipper Rankings — Equity Income Funds Category as of 5/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	37	of	223	17
3-Year	71	of	154	46
5-Year	9	of	128	7
10-Year	1	of	69	2

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended May 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class I	Class R	Class S**	Institutional Class
Beginning Account Value 12/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/05	$ 1,051.10	$ 1,046.80	$ 1,047.10	$ 1,052.80	$ 1,050.40	$ 988.70	$ 1,052.70
Expenses Paid per $1,000*	$ 5.73	$ 9.95	$ 9.54	$ 4.04	$ 6.29	$ 1.93	$ 3.89
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class I	Class R	Class S**	Institutional Class
Beginning Account Value 12/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/05	$ 1,019.35	$ 1,015.21	$ 1,015.61	$ 1,020.99	$ 1,018.80	$ 1,010.66	$ 1,021.24
Expenses Paid per $1,000*	$ 5.64	$ 9.80	$ 9.40	$ 3.98	$ 6.19	$ 1.95	$ 3.83

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class I	Class R	Class S**	Institutional Class
Scudder-Dreman High Return Equity Fund	1.12%	1.95%	1.87%	.79%	1.23%	.77%	.76%

** For the period February 28, 2005 (commencement of operations) to May 31, 2005.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager David N. Dreman discusses the economy, the market environment and the performance of Scudder-Dreman High Return Equity Fund during the six-month period ended May 31, 2005.

Q:  How would you describe the economic and market environment over the last six months?

A:  The US stock market had modestly positive returns for the six-month period, but with considerable volatility, as investors reacted to economic news that was somewhat contradictory. For the six-month period, the broad market, as measured by the Standard & Poor's 500 (S&P 500) Index, had a return of 2.42%.1 Over this period, value stocks performed better than growth stocks: the return of the Russell 1000 Value Index was 4.03%, compared with 2.51% for the Russell 1000 Growth Index.2

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The market rallied at the end of 2004, as oil prices fell slightly and there was increasing evidence of ongoing economic growth. In the early months of 2005, however, economic trends appeared less encouraging. Concern mounted about whether rising energy prices would spark more-generalized inflation, with its negative effects on consumer spending and business investment. These factors created considerable uncertainty about future trends in economic growth and corporate earnings, pushing the market lower in March and April. The market rallied again in May, responding to record corporate profits, improving consumer sentiment and an upward revision in reported economic growth for the first quarter of 2005.

Perhaps the most puzzling aspect of the current economic environment is interest rates and their relationship to inflation. Expressing concern about inflation, the Federal Reserve Board (the Fed) has been raising short-term rates steadily since June 2004, but long-term rates, as measured by the yield on 10-year US Treasury notes, are lower than they were a year ago. What this tells us is that the bond market believes that economic growth will slow before inflation becomes a serious issue. Conventional measures of inflation, such as the consumer price index and the producer price index, continue to indicate that inflation is modest.3 However, surveys show that manufacturers are raising prices in response to higher costs not just for oil but also for basic materials such as copper and steel. We believe that inflation will continue to increase as rising oil prices squeeze corporate profit margins and as interest rates, both short-term and long-term, move higher. Accordingly, the portfolio is significantly overweighted in energy and in health care and consumer staples, which are less sensitive to rising prices than other industry groups.

3 The consumer price index is a monthly calculation of changes in the prices paid by urban consumers for a representative basket of goods and services. The producer price index measures the average change over time in the selling prices received by domestic producers for their output. Both indices are issued by the Bureau of Labor Statistics of the US Department of Labor.

Q:  How did the fund perform during this period?

A:  We are pleased with the fund's performance, both short-term and long-term. For the six months ended May 31, 2005, Scudder-Dreman High Return Equity Fund's return (Class A shares) was 5.11%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 5 for complete performance information.) The fund outperformed the 2.42% return of its benchmark, the S&P 500. The fund's return also surpassed the average return of its Lipper peer group of Equity Income Funds, which was 3.01%.

Q:  What investment decisions were most important for performance?

A:  The most significant positive factor by far was a major overweight in energy stocks, which performed well. We initiated this overweight position approximately 18 months ago, and then at the end of 2004, when oil prices fell somewhat, we took advantage of the drop in prices of oil stocks to significantly increase the overweight. At the end of May, 16.7% of the portfolio was invested in energy stocks, compared with an 8.0% weight in the S&P 500.

Within the energy category, a major contributor to performance was Kerr-McGee Corp., which offered shareholders the opportunity to tender their shares following the announcement that an investor group had acquired significant ownership of the stock. We tendered a portion of our holding, realizing a significant gain; the fund still has a position in Kerr McGee.

Another energy stock that performed well was Devon Energy Corp., an oil and gas exploration and production company that is our third-largest holding. Holdings in large integrated oil companies including ConocoPhillips, ChevronTexaco Corp. and Occidental Petroleum Corp. were also positive for performance, as were positions in a number of smaller energy companies.

Q:  Besides energy, what other strategies or holdings drove performance?

A:  We have big positions in several tobacco companies. Altria Group, Inc. is the fund's largest holding, and we also own shares of Reynolds American, Inc., and UST, Inc., which is the leader in smokeless tobacco in the United States. All of these stocks performed well, although UST had a bit of a setback following a disappointing earnings report. Tobacco stocks have risen, as it appears likely that settlements of pending litigation may be more favorable than had been anticipated.

Health care holdings, which have hurt performance in past periods, performed better in recent months. In this industry group, pharmaceutical stocks such as Bristol-Myers Squibb Co., Wyeth, Pfizer, Inc. and Merck & Co., Inc., recovered from weakness during 2004, when several important drugs were withdrawn from the market because of risks of side effects. We believe that these companies have good growth potential based on promising products currently in development. In addition, holdings in health care service providers including Quest Diagnostics, Inc., Laboratory Corp. of America Holdings and Medco Health Solutions, Inc., contributed to performance.

On the negative side, performance was hurt by an overweight in financials. Three large holdings, Freddie Mac, Fannie Mae and American International Group, Inc., performed poorly because of accounting irregularities that required earnings restatements. While these companies do have problems, we believe that they are on the road to recovery and that the market's reaction has been excessive. We consider all three of these companies to be financially sound entities with good growth prospects, and we continue to hold them in the portfolio. Washington Mutual, Inc. is a financial services holding that has performed reasonably well; we consider the stock of this savings and loan institution undervalued in light of the company's good growth prospects.

Q:  Do you have other comments for shareholders?

A:  We believe the portfolio is positioned appropriately for a time of uncertainty in the economy and markets. The cornerstone of our contrarian value investing philosophy is to seek companies that are financially sound but have fallen out of favor with the investing public. We have confidence in our time-tested approach of identifying companies with solid long-term earnings-growth prospects, below-market price-earnings ratios and above-market dividend yields. We believe this approach can help shareholders achieve their long-term investment goals by providing the potential for better risk-adjusted returns than the broader market over time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary May 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	5/31/05	11/30/04

Common Stocks	89%	90%
Cash Equivalents	11%	10%
	100%	100%
Sector Diversification (As a % of Common Stocks)	5/31/05	11/30/04

Financials	29%	32%
Consumer Staples	21%	21%
Energy	19%	15%
Health Care	18%	18%
Consumer Discretionary	8%	8%
Industrials	3%	3%
Information Technology	2%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2005 (44.9% of of Net Assets)
1. Altria Group, Inc. Parent company operating in the tobacco and food industries	10.1%
2. ConocoPhillips Producer of petroleum and other natural gases	5.6%
3. Freddie Mac Supplier of mortgage credit	5.4%
4. Fannie Mae Facilitator of mortgages and issuer of mortgage-backed securities	4.4%
5. UST, Inc. Manufacturer and marketer of smokeless tobacco, premium cigars and premium wines	4.1%
6. Washington Mutual, Inc. Provider of diversified financial services	4.0%
7. ChevronTexaco Corp. Operator of petroleum exploration, delivery and refining facilities	3.4%
8. Bank of America Corp. Provider of commercial banking services	2.7%
9. Devon Energy Corp. Explorer and producer of oil and gas	2.6%
10. Bristol-Myers Squibb Co. Producer of diversified pharmaceuticals and consumer products	2.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 89.0%
Consumer Discretionary 6.8%
Automobiles 0.4%
Ford Motor Co.	2,618,275	26,130,385
Multiline Retail 1.1%
Federated Department Stores, Inc.	978,925	66,028,491
Specialty Retail 5.3%
Best Buy Co., Inc.	334,070	18,183,430
Borders Group, Inc. (b)	5,238,000	132,469,020
Home Depot, Inc.	2,865,935	112,774,542
Staples, Inc.	3,646,507	78,509,296
		341,936,288
Consumer Staples 19.0%
Food & Staples Retailing 0.4%
Safeway, Inc.*	1,116,825	24,581,318
Tobacco 18.6%
Altria Group, Inc.	9,671,775	649,362,974
Imperial Tobacco Group (ADR)	703,150	38,279,486
Reynolds American, Inc. (f)	1,785,441	148,030,913
Universal Corp. (b)	2,134,450	94,769,580
UST, Inc. (f)	5,866,700	261,420,152
		1,191,863,105
Energy 16.7%
Energy Equipment & Services 0.2%
Transocean, Inc.*	251,875	12,545,894
Oil, Gas & Consumable Fuels 16.5%
Anadarko Petroleum Corp.	345,900	26,184,630
Apache Corp.	1,066,300	62,655,788
Burlington Resources, Inc.	1,191,575	60,389,021
ChevronTexaco Corp.	4,063,334	218,526,103
ConocoPhillips	3,363,573	362,727,712
Devon Energy Corp.	3,690,200	169,380,180
El Paso Corp.	6,242,525	64,547,708
EnCana Corp. (f)	476,000	16,502,920
Kerr-McGee Corp. (f)	21,564	1,592,717
Occidental Petroleum Corp.	1,077,800	78,797,958
		1,061,304,737
Financials 25.7%
Banks 11.8%
Bank of America Corp.	3,771,168	174,680,502
KeyCorp	2,166,400	70,971,264
PNC Financial Services Group	1,232,400	67,350,660
Sovereign Bancorp, Inc.	3,591,600	80,164,512
US Bancorp	1,954,750	57,332,818
Wachovia Corp.	1,043,900	52,977,925
Washington Mutual, Inc.	6,155,964	254,241,313
		757,718,994
Capital Markets 0.0%
Piper Jaffray Companies, Inc.*	7,675	216,972
Diversified Financial Services 11.5%
CIT Group, Inc.	670,575	28,445,791
Citigroup, Inc.	978,500	46,097,135
Fannie Mae	4,748,450	281,298,178
Freddie Mac	5,375,750	349,638,780
JPMorgan Chase & Co.	1,022,469	36,553,267
		742,033,151
Insurance 2.4%
American International Group, Inc.	2,420,750	134,472,662
The St. Paul Travelers Companies, Inc.	482,360	18,271,797
		152,744,459
Health Care 16.3%
Health Care Equipment & Supplies 0.7%
Becton, Dickinson & Co.	800,840	46,008,258
Health Care Providers & Services 9.5%
AmerisourceBergen Corp.	1,565,800	101,103,703
Cardinal Health, Inc.	870,300	50,416,479
HCA, Inc.	2,114,600	114,188,400
Laboratory Corp. of America Holdings*	2,490,250	120,652,613
Medco Health Solutions, Inc.*	2,256,422	112,821,100
Quest Diagnostics, Inc.	1,055,250	110,801,250
		609,983,545
Pharmaceuticals 6.1%
Bristol-Myers Squibb Co.	6,458,350	163,783,756
Merck & Co., Inc.	2,707,520	87,831,949
Pfizer, Inc.	3,478,505	97,050,289
Schering-Plough Corp.	1,003,075	19,559,963
Wyeth	550,150	23,860,008
		392,085,965
Industrials 2.3%
Industrial Conglomerates
General Electric Co.	1,557,925	56,833,104
Tyco International Ltd.	3,073,980	88,930,241
		145,763,345
Information Technology 2.1%
IT Consulting & Services
Electronic Data Systems Corp. (f)	6,973,461	137,377,182
Utilities 0.1%
Gas Utilities
NiSource, Inc.	197,920	4,769,872
Total Common Stocks (Cost $4,313,067,497)		5,713,091,961
	Principal Amount ($)	Value ($)

US Government Backed 0.5%
US Treasury Bills:
2.463%**, 6/16/2005 (c)	10,000,000	9,990,000
2.682%**, 7/28/2005 (c)	20,000,000	19,917,350
Total US Government Backed (Cost $29,907,350)		29,907,350
	Shares	Value ($)

Securities Lending Collateral 1.5%

Scudder Daily Assets Fund Institutional, 3.07% (e) (g) (Cost $99,846,041)	99,846,041	99,846,041

Cash Equivalents 10.4%
Scudder Cash Management QP Trust, 3.04% (d) (Cost $666,994,656)	666,994,656	666,994,656
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $5,109,815,544) (a)	101.4	6,509,840,008
Other Assets and Liabilities, Net	(1.4)	(88,397,001)
Net Assets	100.0	6,421,443,007

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $5,120,363,740. At May 31, 2005, net unrealized appreciation for all securities based on tax cost was $1,389,476,268. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,719,899,692, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $330,423,424.

(b) Affiliated issuers (see Notes to Financial Statements).

(c) At May 31, 2005, these securities have been pledged to cover, in whole or part, initial margin requirements for open futures contracts.

(d) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(f) All or a portion of these securities were on loan. The value of all securities loaned at May 31, 2005 amounted to $97,093,161, which is 1.5% of net assets.

(g) Represents collateral held in connection with securities lending.

At May 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P 500 Index	6/16/2005	1,224	375,845,398	364,843,800	(11,001,598)

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2005 (Unaudited)
Assets
Investments in securities, at value: Unaffiliated issuers (cost $4,196,779,295) — including $97,093,161 of securities loaned	$ 5,515,760,711
Affiliated issuers (cost $146,195,552)	227,238,600
Investment in Scudder Cash Management QP Trust (cost $666,994,656)	666,994,656
Investment in Scudder Daily Assets Fund Institutional (cost $99,846,041)*	99,846,041
Total investments in securities, at value (cost $5,109,815,544)	6,509,840,008
Cash	1,240,214
Receivable for investments sold	3,002,021
Dividends receivable	6,852,477
Interest receivable	1,552,578
Receivable for Fund shares sold	18,920,361
Other assets	174,440
Total assets	6,541,582,099
Liabilities
Payable for Fund shares redeemed	9,327,335
Payable upon return of securities loaned	99,846,041
Payable for daily variation margin on open futures contracts	2,417,400
Accrued management fee	3,510,857
Other accrued expenses and payables	5,037,459
Total liabilities	120,139,092
Net assets, at value	$ 6,421,443,007
Net Assets
Net assets consist of: Undistributed net investment income	10,111,982
Net unrealized appreciation (depreciation) on: Investments	1,400,024,464
Futures	(11,001,598)
Accumulated net realized gain (loss)	(204,469,488)
Paid-in capital	5,226,777,647
Net assets, at value	$ 6,421,443,007

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($4,487,778,180 ÷ 104,245,752 shares of capital stock outstanding, $.01 par value, 560,000,000 shares authorized)	$ 43.05
Maximum offering price per share (100 ÷ 94.25 of $43.05)	$ 45.68

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($812,723,475 ÷ 18,953,058 shares of capital stock outstanding, $.01 par value, 560,000,000 shares authorized)

$ 42.88

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($747,141,656 ÷ 17,404,901 shares of capital stock outstanding, $.01 par value, 140,000,000 shares authorized)

$ 42.93
Class I Net Asset Value, offering and redemption price(a) per share ($5,018,974 ÷ 116,616 shares of capital stock outstanding, $.01 par value, 140,000,000 shares authorized)	$ 43.04
Class R Net Asset Value, offering and redemption price(a) per share ($6,629,953 ÷ 154,188 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 43.00

Class S

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($5,508,314 ÷ 127,925 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 43.06
Institutional Class Net Asset Value, offering and redemption price(a) per share ($356,642,455 ÷ 8,279,580 outstanding shares of beneficial interest, $.01 par value, 100,000,000 shares authorized)	$ 43.07

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2005 (Unaudited)
Investment Income
Income: Dividends — Unaffiliated issuers (net of foreign taxes withheld of $108,771)	$ 69,062,004
Dividends — Affiliated issuers	2,707,122
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	84,412
Interest — Scudder Cash Management QP Trust	6,864,243
Interest — Unaffiliated issuers	353,450
Total Income	79,071,231
Expenses: Management fee	21,196,572
Distribution service fees	13,232,040
Services to shareholders	5,499,690
Custodian fees	79,310
Auditing	43,110
Legal	51,136
Directors' fees and expenses	76,305
Reports to shareholders	55,950
Registration fees	72,807
Other	190,469
Total expenses, before expense reductions	40,497,389
Expense reduction	(34,123)
Total expenses, after expense reductions	40,463,266
Net investment income (loss)	38,607,965
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments — Unaffiliated issuers	57,167,037
Futures	31,658,758
88,825,795
Net unrealized appreciation (depreciation) during the period on: Investments — Unaffiliated issuers	115,427,804
Investments — Affiliated issuers	81,043,048
Futures	(27,983,928)
168,486,924
Net gain (loss) on investment transactions	257,312,719
Net increase (decrease) in net assets resulting from operations	$ 295,920,684

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2005 (Unaudited)	Year Ended November 30, 2004
Operations: Net investment income (loss)	$ 38,607,965	$ 70,137,682
Net realized gain (loss) on investment transactions	88,825,795	81,642,837
Net unrealized appreciation (depreciation) during the period on investment transactions	168,486,924	579,230,779
Net increase (decrease) in net assets resulting from operations	295,920,684	731,011,298
Distributions to shareholders from: Net investment income: Class A	(30,544,605)	(54,732,203)
Class B	(2,477,944)	(7,366,782)
Class C	(2,284,024)	(4,819,429)
Class I	(50,673)	(213,229)
Class R	(23,754)	(9,722)
Class S	(2,060)	—
Institutional Class	(1,788,097)	(1,974,719)
Fund share transactions: Proceeds from shares sold	1,133,561,103	1,771,269,520
Reinvestment of distributions	32,140,384	60,430,374
Cost of shares redeemed	(898,854,511)	(1,380,408,419)
Redemption fees	17,543	—
Net increase (decrease) in net assets from Fund share transactions	266,864,519	451,291,475
Increase (decrease) in net assets	525,614,046	1,113,186,689
Net assets at beginning of period	5,895,828,961	4,782,642,272
Net assets at end of period (including undistributed net investment income of $10,111,982 and $8,675,174, respectively)	$ 6,421,443,007	$ 5,895,828,961

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 41.25	$ 36.44	$ 30.15	$ 36.74	$ 33.91	$ 30.45
Income (loss) from investment operations: Net investment income[b]	.30	.59	.59	.53	.41	.65
Net realized and unrealized gain (loss) on investment transactions	1.80	4.81	6.28	(6.63)	2.94	5.74
Total from investment operations	2.10	5.40	6.87	(6.10)	3.35	6.39
Less distributions from: Net investment income	(.30)	(.59)	(.58)	(.49)	(.52)	(.68)
Net realized gains on investment transactions	—	—	—	—	—	(2.25)
Total distributions	(.30)	(.59)	(.58)	(.49)	(.52)	(2.93)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 43.05	$ 41.25	$ 36.44	$ 30.15	$ 36.74	$ 33.91
Total Return (%)[c]	5.11**	14.97	23.18	(16.77)	9.94	24.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4,488	4,170	2,983	2,056	2,101	1,661
Ratio of expenses before expense reductions (%)	1.12*	1.14	1.27	1.27	1.27	1.30[d]
Ratio of expenses after expense reductions (%)	1.12*	1.14	1.27	1.27	1.27	1.27[d]
Ratio of net investment income (loss) (%)	1.44*	1.54	1.87	1.54	1.13	2.34
Portfolio turnover rate (%)	8*	10	14	25	29	12

[a] For the six months ended May 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.27% and 1.24%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended November 30,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 41.08	$ 36.29	$ 30.01	$ 36.58	$ 33.75	$ 30.31
Income (loss) from investment operations: Net investment income[b]	.13	.28	.34	.25	.12	.42
Net realized and unrealized gain (loss) on investment transactions	1.79	4.78	6.26	(6.62)	2.93	5.72
Total from investment operations	1.92	5.06	6.60	(6.37)	3.05	6.14
Less distributions from: Net investment income	(.12)	(.27)	(.32)	(.20)	(.22)	(.45)
Net realized gains on investment transactions	—	—	—	—	—	(2.25)
Total distributions	(.12)	(.27)	(.32)	(.20)	(.22)	(2.70)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 42.88	$ 41.08	$ 36.29	$ 30.01	$ 36.58	$ 33.75
Total Return (%)[c]	4.68**	14.02	22.19	(17.43)	9.03	23.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	813	915	1,150	1,243	1,609	1,375
Ratio of expenses before expense reductions (%)	1.95*	1.96	2.08	2.08	2.08	2.14[d]
Ratio of expenses after expense reductions (%)	1.95*	1.96	2.08	2.08	2.08	2.10[d]
Ratio of net investment income (loss) (%)	.61*	.72	1.06	.73	.32	1.51
Portfolio turnover rate (%)	8*	10	14	25	29	12

[a] For the six months ended May 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.10% and 2.06%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended November 30,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 41.13	$ 36.34	$ 30.04	$ 36.61	$ 33.78	$ 30.34
Income (loss) from investment operations: Net investment income[b]	.15	.30	.35	.26	.13	.42
Net realized and unrealized gain (loss) on investment transactions	1.79	4.79	6.28	(6.62)	2.93	5.73
Total from investment operations	1.94	5.09	6.63	(6.36)	3.06	6.15
Less distributions from: Net investment income	(.14)	(.30)	(.33)	(.21)	(.23)	(.46)
Net realized gains on investment transactions	—	—	—	—	—	(2.25)
Total distributions	(.14)	(.30)	(.33)	(.21)	(.23)	(2.71)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 42.93	$ 41.13	$ 36.34	$ 30.04	$ 36.61	$ 33.78
Total Return (%)[c]	4.71**	14.08	22.27	(17.42)	9.09	23.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	747	683	549	398	398	285
Ratio of expenses before expense reductions (%)	1.87*	1.92	2.02	2.05	2.05	2.12[d]
Ratio of expenses after expense reductions (%)	1.87*	1.92	2.02	2.05	2.05	2.08[d]
Ratio of net investment income (loss) (%)	.69*	.76	1.12	.76	.35	1.54
Portfolio turnover rate (%)	8*	10	14	25	29	12

[a] For the six months ended May 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.08% and 2.04%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class I
Years Ended November 30,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 41.23	$ 36.45	$ 30.15	$ 36.76	$ 33.92	$ 30.45
Income (loss) from investment operations: Net investment income[b]	.38	.72	.74	.68	.58	.77
Net realized and unrealized gain (loss) on investment transactions	1.79	4.79	6.29	(6.64)	2.94	5.74
Total from investment operations	2.17	5.51	7.03	(5.96)	3.52	6.51
Less distributions from: Net investment income	(.36)	(.73)	(.73)	(.65)	(.68)	(.79)
Net realized gains on investment transactions	—	—	—	—	—	(2.25)
Total distributions	(.36)	(.73)	(.73)	(.65)	(.68)	(3.04)
Redemption fees	.00***	—	—	—	—	—
Net asset value, end of period	$ 43.04	$ 41.23	$ 36.45	$ 30.15	$ 36.76	$ 33.92
Total Return (%)	5.28**	15.32	23.76	(16.40)	10.45	24.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	9	13	22	33	26
Ratio of expenses before expense reductions (%)	.79*	.81	.81	.80	.83	.86[c]
Ratio of expenses after expense reductions (%)	.79*	.81	.81	.80	.83	.85[c]
Ratio of net investment income (loss) (%)	1.77*	1.87	2.33	2.01	1.57	2.73
Portfolio turnover rate (%)	8*	10	14	25	29	12

[a] For the six months ended May 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .86% and .85%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R
Years Ended November 30,	2005[a]	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 41.22	$ 36.43	$ 33.86
Income (loss) from investment operations: Net investment income[c]	.28	.46	.02
Net realized and unrealized gain (loss) on investment transactions	1.79	4.84	2.55
Total from investment operations	2.07	5.30	2.57
Less distributions from: Net investment income	(.29)	(.51)	—
Redemption fees	.00***	—	—
Net asset value, end of period	$ 43.00	$ 41.22	$ 36.43
Total Return (%)	5.04**	14.67	7.59**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	2.029
Ratio of expenses (%)	1.23*	1.48	1.30*
Ratio of net investment income (loss) (%)	1.33*	1.20	.38*
Portfolio turnover rate (%)	8*	10	14

[a] For the six months ended May 31, 2005 (Unaudited).

[b] For the period from October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.

[c] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 43.74
Income (loss) from investment operations: Net investment income[b]	.11
Net realized and unrealized gain (loss) on investment transactions	(.61)
Total from investment operations	(.50)
Less distributions from: Net investment income	(.18)
Redemption fees	.00***
Net asset value, end of period	$ 43.06
Total Return (%)	(1.13)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6
Ratio of expenses (%)	.77*
Ratio of net investment income (loss) (%)	1.06*
Portfolio turnover rate (%)	8*

[a] For the period from February 28, 2005 (commencement of operations of Class S shares) to May 31, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
Years Ended November 30,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 41.25	$ 36.46	$ 30.14	$ 32.27
Income (loss) from investment operations: Net investment income[c]	.39	.71	.69	.13
Net realized and unrealized gain (loss) on investment transactions	1.78	4.81	6.30	(2.11)
Total from investment operations	2.17	5.52	6.99	(1.98)
Less distributions from: Net investment income	(.35)	(.73)	(.67)	(.15)
Redemption fees	.00***	—	—	—
Net asset value, end of period	$ 43.07	$ 41.25	$ 36.46	$ 30.14
Total Return (%)	5.27**	15.33	23.58	(6.09)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	357	116	88	2
Ratio of expenses (%)	.76*	.83	.92	1.00*
Ratio of net investment income (loss) (%)	1.80*	1.85	2.22	(1.57)*
Portfolio turnover rate (%)	8*	10	14	25

[a] For the six months ended May 31, 2005 (Unaudited).

[b] For the period from August 19, 2002, (commencement of operations of Institutional Class shares) to November 30, 2002.

[c] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder-Dreman High Return Equity Fund (the ``Fund'') is a diversified series of Scudder Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company and is organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class and Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. On February 28, 2005, the Fund commenced offering Class S shares which are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $377,526,075 and $225,356,668, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.69% of the Fund's average daily net assets. Dreman Value Management, LLC ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Effective October 1, 2003 through February 28, 2006 (Class S commencement of operations February 28, 2005 through February 28, 2006), the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.20%, 1.20%, 1.20%, 1.00%, 0.98% and 1.00% of average daily net assets for Class A, B, C, I, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 1.70%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and director and director counsel fees and organizational and offering expenses.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder service agent for Class A, B, C, I, R and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), also an affiliate of the Advisor, is the transfer, dividend-paying agent and shareholder services agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder serving fee they receive from the Fund. For the six months ended May 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

	Total Aggregated	Unpaid at May 31, 2005
Class A	$ 2,863,363	$ 1,487,349
Class B	841,052	474,923
Class C	456,994	250,523
Class I	1,807	1,212
Class R	287	2,415
Class S	92	92
Institutional Class	33,848	55,711
	$ 4,197,443	$ 2,272,225

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares and 0.25% of average daily net assets of Class R shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended May 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2005
Class B	$ 3,244,266	$ 503,627
Class C	2,677,801	485,600
Class R	5,605	1,313
	$ 5,927,672	$ 990,540

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2005	Annualized Effective Rate
Class A	$ 5,432,276	$ 930,934.25%
Class B	1,021,849	174,571.24%
Class C	844,832	159,479.24%
Class R	5,411	2,015.24%
	$ 7,304,368	$ 1,266,999

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the six months ended May 31, 2005, aggregated $356,875.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2005, the CDSC for Class B and C shares aggregated $845,096 and $29,923, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2005, SDI received $4,476.

Typesetting and Filing Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended May 31, 2005, the amount charged to the Fund by DeIM aggregated $13,440, of which $6,720 is unpaid at May 31, 2005.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $1,254 and $1,375, respectively.

D. Expense Reductions

For the six months ended May 31, 2005, the Advisor agreed to reimburse the Fund $33,542, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2005, the custodian fee was reduced by $581 for custodian credits earned.

E. Transactions in Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the six months ended May 31, 2005 with companies which are or were affiliates is as follows:

Affiliate	Value ($) at November 30, 2004	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ Loss ($)	Dividend Income ($)	Shares at May 31, 2005	Value ($) at May 31, 2005
Borders Group, Inc.	116,524,256	3,232,603	—	—	928,674	5,238,000	132,469,020
Universal Corp.	102,907,086	977,932	—	—	1,778,448	2,134,450	94,769,580
	219,431,342				2,707,122		227,238,600

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2005		Year Ended November 30, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	16,673,335	$ 710,515,518	37,144,546	$ 1,432,713,281
Class B	1,239,299	52,724,765	3,522,449	135,232,347
Class C	2,477,568	105,362,119	4,406,906	169,412,755
Class I	6,545	278,909	24,609	937,210
Class R	112,713	4,800,381	48,632	1,876,876
Class S*	130,056	5,524,053	—	—
Institutional Class	5,863,328	254,355,358	812,421	31,097,051
		$ 1,133,561,103		$ 1,771,269,520
Shares issued to shareholders in reinvestment of distributions
Class A	640,926	$ 27,051,144	1,260,970	$ 47,887,748
Class B	51,011	2,147,484	170,361	6,425,900
Class C	43,827	1,847,093	103,488	3,921,191
Class I	1,202	50,640	5,648	213,229
Class R	563	23,754	252	9,723
Class S*	49	2,060	—	—
Institutional Class	24,122	1,018,209	51,958	1,972,583
		$ 32,140,384		$ 60,430,374
Shares redeemed
Class A	(14,169,329)	$ (606,664,679)	(19,163,540)	$ (739,088,745)
Class B	(4,619,042)	(195,993,796)	(13,096,568)	(501,404,231)
Class C	(1,714,907)	(72,808,664)	(3,020,083)	(116,237,079)
Class I	(108,441)	(4,618,342)	(162,446)	(6,258,143)
Class R	(7,265)	(310,065)	(1,512)	(58,681)
Class S*	(2,180)	(91,644)	—	—
Institutional Class	(430,673)	(18,367,321)	(450,963)	(17,361,540)
		$ (898,854,511)		$ (1,380,408,419)
Redemption fees		$ 17,543
Net increase (decrease)
Class A	3,144,932	$ 130,914,147	19,241,976	$ 741,512,284
Class B	(3,328,732)	(141,120,565)	(9,403,758)	(359,745,984)
Class C	806,488	34,401,271	1,490,311	57,096,867
Class I	(100,694)	(4,288,793)	(132,189)	(5,107,704)
Class R	106,011	4,514,070	47,372	1,827,918
Class S*	127,925	5,434,469	—	—
Institutional Class	5,456,777	237,009,920	413,416	15,708,094
		$ 266,864,519		$ 451,291,475

* For the period February 28, 2005 (commencement of operations of Class S shares) to May 31, 2005.

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B, C, I and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KDHAX	KDHBX	KDHCX	KDHIX
CUSIP Number	81123U-204	81123U-709	81123U-808	81123U-832
Fund Number	087	287	387	539

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KDHRX
CUSIP Number	81123U-790
Fund Number	1506

For shareholders of Class S

Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KDHSX
Fund Number	387
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments,
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

Scudder Investments
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

September 2004

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder-Dreman High Return Equity Fund, a
                                    series of Scudder Value Series, Inc.

By:                                 /s/Julian Sluyters
                                    ------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder-Dreman High Return Equity Fund, a
                                    series of Scudder Value Series, Inc.

By:                                 /s/Julian Sluyters
                                    ------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 2, 2005

By:                                 /s/Paul Schubert
                                    ----------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 2, 2005